UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 4, 2026
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard,	Suite 2100,	Dallas,	Texas	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.
    On November 4, 2026, Applied Digital Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting were: (1) the election of directors, (2) the ratification of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027, (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on September 25, 2026 (the “Proxy Statement”) and (4) the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. The final voting results were as follows:
1. The election of each of Wes Cummins, Ella Benson, Chuck Hastings, Rachel Lee, Douglas Miller and Richard Nottenburg as directors to hold office until the Company’s 2027 Annual Meeting of Stockholders, in each case, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term. The votes were cast for this matter as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Wes Cummins	119,380,108	4,447,212	2,902,476	84,653,165
Ella Benson	120,442,237	3,286,807	3,000,752	84,653,165
Chuck Hastings	122,783,861	942,706	3,003,229	84,653,165
Rachel Lee	122,934,296	824,503	2,970,997	84,653,165
Douglas Miller	120,772,208	3,006,014	2,951,574	84,653,165
Richard Nottenburg	115,465,359	8,345,343	2,919,094	84,653,165
2. The votes were cast as follows with respect to the proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027:

Votes For	Votes Against	Abstentions
206,752,173	976,201	3,654,587
3. The votes were cast as follows with respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,936,209	39,518,972	3,274,615	84,653,165
4. The votes were cast as follows with respect to the proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals:

Votes For	Votes Against	Abstentions
179,386,968	28,068,975	3,927,018

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 5, 2026	By:	/s/ Saidal Mohmand
	Name:	Saidal Mohmand
	Title:	Chief Financial Officer